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                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
PDF Solutions, Inc.:

We consent to the incorporation by reference in this Registration Statement of PDF Solutions, Inc. (the "Company") on Form S-8 of our reports dated January 17, 2003 (February 19, 2003 as to Note 13) appearing in the Annual Report on Form 10-K of the Company for the year ended December 31, 2002.


/s/ Deloitte & Touche LLP
-------------------------

San Jose, California
February 11, 2004